UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21128
Legg Mason Partners Variable Equity Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: December 31
Date of reporting period: December 31, 2008

ITEM 1. REPORT TO STOCKHOLDERS.
     The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2008

Legg Mason Partners
Variable Global Equity
Portfolio

Managed by BATTERYMARCH

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio’s investment objective is long-term capital growth. Dividend income, if any, is incidental to this objective.

What’s inside

Letter from the chairman	I

Portfolio overview	1

Portfolio at a glance	6

Portfolio expenses	7

Portfolio performance	9

Historical performance	10

Schedule of investments	11

Statement of assets and liabilities	20

Statement of operations	21

Statements of changes in net assets	22

Financial highlights	23

Notes to financial statements	24

Report of independent registered public accounting firm	34

Board approval of management and subadvisory agreements	35

Additional information	40

Important tax information	47

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Portfolio’s subadviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy weakened significantly during the 12-month reporting period ended December 31, 2008. Looking back, U.S. gross domestic product (“GDP”)i contracted 0.2% in the fourth quarter of 2007. This was due to continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. Contributing to this rebound were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending accelerated, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5% and its advance estimate for fourth quarter GDP decline was 3.8%, the latter being the worst quarterly reading since 1982.

While there were increasing signs that the U.S. was headed for a recession, the speculation ended in December 2008. At that time, the National Bureau of Economic Research (“NBER”) — which has the final say on when one begins and ends — announced that a recession had begun in December 2007. The NBER determined that a recession had already started using its definition, which is based on “a significant decline in economic activity spread across the economy, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Regardless of how one defines a recession, it felt like we were in the midst of an economic contraction for much of 2008. Consumer spending, which represents approximately two-thirds of GDP, has been disappointing. According to the International Council of Shopping Centers, retail sales rose a tepid 1% in 2008, the weakest level in at least 38 years. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the 12 months of 2008. During 2008 as a whole, 2.6 million jobs were lost, the largest annual decline since World War II ended in 1945. In addition, at the end of 2008, the unemployment rate had risen to 7.2%, its highest level since January 1993.

Legg Mason Partners Variable Global Equity Portfolio   I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. When 2008 began, the federal funds rateiii was 4.25%. This was quickly brought down to 3.00% by the end of January 2008, on the back of two Fed rate cuts. The Fed continued to lower the federal funds rate to 2.00% by the end of April 2008, but then left rates on hold for several months. This was due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October to 1.00%. Then, in mid-December 2008, it reduced the federal funds rate to a range of zero to 0.25%, an historic low. In conjunction with its December meeting, the Fed stated that it “will employ all available tools to promote the resumption of sustainable economic growth and to preserve price stability. In particular, the Committee anticipates that weak economic conditions are likely to warrant exceptionally low levels of the federal funds rate for some time.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by President Bush. As part of TARP, the Treasury had planned to purchase bad loans and other troubled financial assets. However, in November 2008, Treasury Secretary Paulson said, “Our assessment at this time is that this is not the most effective way to use TARP funds, but we will continue to examine whether targeted forms of asset purchase can play a useful role, relative to other potential uses of TARP resources, in helping to strengthen our financial system and support lending.”

The U.S. stock market was extremely volatile and generated very poor results during the 12 months ended December 31, 2008. Stock prices declined during each of the first three months of the reporting period. This was due, in part, to the credit crunch, weakening corporate profits, rising inflation and fears of an impending recession. The market then reversed course and posted positive returns in April and May 2008. The market’s gains were largely attributed to hopes that the U.S. would skirt a recession

II   Legg Mason Partners Variable Global Equity Portfolio

and that corporate profits would rebound as the year progressed. However, given the escalating credit crisis and the mounting turmoil in the financial markets, stock prices moved lower during five of the last seven months of the reporting period, including S&P 500 Indexiv (the “Index”) returns of -8.91%, -16.79% and -7.18% in September, October and November 2008, respectively. While the Index rallied approximately 20% from its low on November 20, 2008 through the end of the year, it was too little, too late. All told, the Index returned -37.00% in 2008, its third worst year ever and the biggest calendar year loss since 1937.

As poorly as the U.S. stock market performed in 2008, the international equity markets were even worse. Fears of a deep and prolonged global recession and the fallout from the U.S. credit crisis dragged stock prices lower around the globe. During the 12-month period ended December 31, 2008, the MSCI EAFE Indexv returned -43.38%. As was the case in the U.S., international equities experienced periods of extreme volatility. This was especially true in September, October and November 2008, as the MSCI EAFE Index returned -14.46%, -20.18% and -5.41%, respectively.

A special note regarding increased market volatility
In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Market insights and commentaries from our portfolio managers and
•	A host of educational resources.

Legg Mason Partners Variable Global Equity Portfolio   III

Letter from the chairman continued

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your portfolio
As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 30, 2009

IV   Legg Mason Partners Variable Global Equity Portfolio

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Legg Mason Partners Variable Global Equity Portfolio   V

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Portfolio overview

Q. What is the Portfolio’s investment strategy?
A. The Portfolio’s investment objective is long-term capital growth. Dividend income, if any, is incidental to this objective. The Portfolio will invest primarily in the common stock of U.S. and non-U.S. issuers, particularly issuers located in countries included in the MSCI World Indexi. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity and equity-related securities and, under current market conditions, invests at least 40% of its assets in non-U.S. issuers. Although the Portfolio will invest primarily in securities with a market capitalization of greater than $15 billion, the Portfolio may invest in securities of any market capitalization, including mid-cap and small-cap securities. The Portfolio may invest up to 10% of its net assets, determined at the time of investment, in emerging market issuers.

At Batterymarch Financial Management, Inc., the Portfolio’s subadviser, we employ an active investment strategy that focuses primarily on individual stock selection and diversification across several regions, industries and sectors. Our bottom-up strategy incorporates rigorous stock selection, effective risk control and cost-efficient trading. Using a proprietary stock selection model, we objectively analyze the relative attractiveness of a broad universe of stocks with an historical record of liquidity across dimensions traditionally followed by fundamental investors such as cash flow, earnings growth, expectations, value and technical. The result is a comprehensive relative ranking of all investable stocks, which we use to dynamically construct and trade portfolios.

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. The MSCI World Index declined 40.71% for the year ended December 31, 2008. All regions and sectors had substantial declines throughout the year in an environment characterized by significant market and currency volatility. The issues of deleveraging, sentiment-driven moves and large-scale government intervention, including a coordinated interest rate cut by central banks, continued to distort long-term equity values. In addition, commodity prices fell and earnings were revised down as the U.S., Japan, Europe and UK economies were all shown to be in recession. Most currencies declined against the U.S. dollar, with the notable exception of the Japanese yen.

Within the MSCI World Index, the U.S. market declined 37.1% for the year, which was actually the least negative after Japan. The U.S. market was helped by defensive sectors (Consumer Staples, Health Care and Utilities) which declined less than the benchmark overall. Not surprisingly given the environment, the Financials sector was the laggard. The Federal Reserve Board (“Fed”)ii began the year with a series of aggressive actions to stabilize the financial markets, and the environment of contracting credit

Legg Mason Partners Variable Global Equity Portfolio 2008 Annual Report   1

Portfolio overview continued

markets, liquidity shocks, investor deleveraging, financial firm failures (or near failure) and government intervention persisted throughout the year. This fostered investor behavior driven by sentiment rather than fundamentals. Compounding the Financials sector woes was the mid-July 2008 rapid decline in oil and other commodity prices. The resulting series of stock reversals was indicative of investors reacting to shifting markets.

Continental Europe produced a return of -45.0% for U.S. dollar-based investors for the year. The best performing industry sectors for Europe on a relative basis, while still being negative, were those with a defensive bias, such as Health Care and Consumer Staples, while economically sensitive sectors were weak. The Financials sector was the laggard. Late in the year, the European Central Bank lowered interest rates by a record amount, belatedly according to some observers, as stalled growth became a larger concern than inflation. While Europe’s economic data remain weak, the region appears attractive relative to other regions based on several factors, including growth-to-P/Eiii ratios, technical factors and earnings revisions.

The UK market declined 48.3% in U.S. dollar terms for the year. From a sector perspective, the story is much the same as in the U.S. and continental Europe with defensive sectors performing better than economically sensitive sectors. The UK market continues to suffer the effects of crises in Financials and Housing, as well as weak demand in Manufacturing. The British government is leading Europe in dealing with the slowdown through a stimulus package that includes sales tax cuts, as well as historic interest rate reductions. While the economy is significantly driven by global business, the weakening British pound did little to help exports as its chief trading partners, the U.S. and continental Europe, had declining demand.

The Japanese market declined 29.1%, the least of all the major regions, benefiting from positive returns in Telecommunication Services and slightly negative returns in Health Care and Consumer Staples. While the global recession and strong yen continue to dampen earnings, Japan has fewer issues related to the credit crunch and leverage than other developed markets.

Q. How did we respond to these changing market conditions?
A. During the past year, we conducted an extensive and systematic review of not only our investment process but also our beliefs. The result of this review is that we continue to stand firmly behind the belief that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We have added new factors to our factor library that have demonstrated the ability to be predictive of excess return.

2   Legg Mason Partners Variable Global Equity Portfolio 2008 Annual Report

These are principally momentum-based factors and reside within the technical dimension of our stock-ranking models.

We also believe that integrated risk management is an important element of portfolio construction, and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-managed process.

Performance review
For the 12 months ended December 31, 2008, Legg Mason Partners Variable Global Equity Portfolio1 returned -41.32%. The Portfolio’s unmanaged benchmark, the MSCI World Index, returned -40.71% for the same period. The Portfolio’s Lipper Variable Global Core Funds Category Average2 returned -39.72% for the same period.

PERFORMANCE SNAPSHOT as of December 31, 2008 (unaudited)

	6 MONTHS	12 MONTHS
Variable Global Equity Portfolio[1]	-34.92%	-41.32%

MSCI World Index	-33.71%	-40.71%

Lipper Variable Global Core Funds Category Average[2]	-31.51%	-39.72%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Portfolio’s most current prospectus dated April 28, 2008, the gross total operating expense ratio was 1.19%.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.00%. This expense limitation may be reduced or terminated at any time.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 44 funds for the six-month period and among the 38 funds for the 12-month period in the Portfolio’s Lipper category.

Legg Mason Partners Variable Global Equity Portfolio 2008 Annual Report   3

Portfolio overview continued

Q. What were the leading contributors to performance?
A. Stock selection in the Financials sector in the U.S. was the greatest contributor to relative performance, as not owning severely punished stocks benefited the Portfolio’s performance. Selection in the UK was the strongest from a regional perspective. The Materials, Financials and Consumer Discretionary sectors in that region were particularly strong. The stock which contributed the most to relative return in the UK was AstraZeneca PLC, which was overweight in the portfolio and posted a positive return for the period it was held in the portfolio. The best performing stock overall was Tokyo Gas Co LTD, which had a positive return for the period it was held of over 20%.

Not surprisingly given the environment, the Portfolio also benefited significantly by underweighting the Financials sector, especially in continental Europe, the UK and the U.S.

Q. What were the leading detractors from performance?
A. The greatest detractor from performance was stock selection in Japan, where the Industrials sector was the laggard. The Industrials sector in the U.S. and continental Europe also detracted, as did selection in the Health Care sector of the U.S. An allocation to emerging markets, which are virtually unrepresented in the MSCI World Index benchmark, was a significant detractor from relative performance for the year. An emerging markets holding, Russian Energy stock Gazprom OAO, with a return of over -70%, was the greatest detractor at the stock level. Our position in Materials firm ArcelorMittal in continental Europe, which was not a benchmark holding, had a return of approximately -80% and was also a major detractor from relative performance.

Q. Were there any significant changes to the Portfolio during the reporting period?
A. There were no significant changes to the Portfolio during the period.

Thank you for your investment in Legg Mason Partners Variable Global Equity Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

The Batterymarch Financial Management, Inc.
Global Investment Team

January 20, 2009

4   Legg Mason Partners Variable Global Equity Portfolio 2008 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2008 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top 10 holdings (as a percentage of net assets) as of this date were: Exxon Mobil Corp. (3.0%), Microsoft Corp. (1.8%), BP PLC (1.4%), BHP Billiton PLC (1.4%), Wal-Mart Stores Inc. (1.4%), Verizon Communications Inc. (1.4%), Nestle SA, Registered Shares (1.3%), Procter & Gamble Co. (1.3%), British American Tobacco PLC (1.3%) and Pfizer Inc. (1.3%). Please refer to pages 11 through 19 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2008 were: Financials (16.5%), Consumer Staples (12.3%), Health Care (11.7%), Information Technology (11.1%) and Energy (11.0%). The Portfolio’s composition is subject to change at any time.

RISKS: Diversification does not assure against loss. The Portfolio may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Foreign stocks are subject to certain risks of overseas investing not associated with domestic investing such as currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuation. These risks are magnified in emerging markets. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The price-to-earnings (“P/E”) ratio is a stock’s price divided by its earnings per share.

Legg Mason Partners Variable Global Equity Portfolio 2008 Annual Report   5

Portfolio at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — December 31, 2008

6   Legg Mason Partners Variable Global Equity Portfolio 2008 Annual Report

Portfolio expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2008 and held for the six months ended December 31, 2008.

Actual expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]

	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ACTUAL TOTAL	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
RETURN[2]	VALUE	VALUE	RATIO	THE PERIOD[3]
(34.92)%	$1,000.00	$650.80	1.00%	$4.15

[1]	For the six months ended December 31, 2008.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

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Portfolio expenses (unaudited) continued

Hypothetical example for comparison purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]

HYPOTHETICAL	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ANNUALIZED	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
TOTAL RETURN	VALUE	VALUE	RATIO	THE PERIOD[2]
5.00%	$1,000.00	$1,020.11	1.00%	$5.08

[1]	For the six months ended December 31, 2008.

[2]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

8   Legg Mason Partners Variable Global Equity Portfolio 2008 Annual Report

Portfolio performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]

Twelve Months Ended 12/31/08	(41.32)%

Five Years Ended 12/31/08	(3.59)

Inception* through 12/31/08	2.70

CUMULATIVE TOTAL RETURN[1]

Inception date of 10/1/02 through 12/31/08	18.15%

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception date is October 1, 2002.

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Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN LEGG MASON PARTNERS VARIABLE GLOBAL EQUITY PORTFOLIO VS. MSCI WORLD INDEX† — October 1, 2002 - December 2008

†	Hypothetical illustration of $10,000 invested in Legg Mason Partners Variable Global Equity Portfolio at inception on October 1, 2002, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2008. The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waiver and/or expense reimbursements, the total return would have been lower.

10   Legg Mason Partners Variable Global Equity Portfolio 2008 Annual Report

Schedule of investments
December 31, 2008

LEGG MASON PARTNERS VARIABLE GLOBAL EQUITY PORTFOLIO

SHARES	SECURITY	VALUE

COMMON STOCKS — 98.8%

CONSUMER DISCRETIONARY — 7.6%

	Automobiles — 0.7%

9,000	Daihatsu Motor Co., Ltd.(a)	$80,344

6,400	Toyota Motor Corp.(a)	209,490

	Total Automobiles	289,834

	Diversified Consumer Services — 1.0%

3,000	Apollo Group Inc., Class A Shares*	229,860

2,500	Brink’s Home Security Holdings Inc.*	54,800

5,700	H&R Block Inc.	129,504

	Total Diversified Consumer Services	414,164

	Hotels, Restaurants & Leisure — 2.4%

64,000	Compass Group PLC(a)	317,595

7,270	McDonald’s Corp.	452,121

8,630	OPAP S.A.(a)	248,271

	Total Hotels, Restaurants & Leisure	1,017,987

	Household Durables — 0.5%

6,800	SEB SA(a)	204,085

	Leisure Equipment & Products — 0.4%

4,300	Shimano Inc.(a)	172,286

	Media — 1.1%

11,810	DIRECTV Group Inc.*	270,567

6,400	SES Global SA, FDR(a)	123,204

5,000	Wolters Kluwer NV(a)	94,429

	Total Media	488,200

	Multiline Retail — 0.3%

13,000	Isetan Mitsukoshi Holdings Ltd.(a)*	111,989

	Specialty Retail — 0.3%

9,700	Gap Inc.	129,883

	Textiles, Apparel & Luxury Goods — 0.9%

5,000	NIKE Inc., Class B Shares	255,000

2,800	Polo Ralph Lauren Corp.	127,148

	Total Textiles, Apparel & Luxury Goods	382,148

	TOTAL CONSUMER DISCRETIONARY	3,210,576

CONSUMER STAPLES — 12.3%

	Beverages — 0.5%

15,500	Diageo PLC(a)	215,613

See Notes to Financial Statements.

Legg Mason Partners Variable Global Equity Portfolio 2008 Annual Report   11

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE GLOBAL EQUITY PORTFOLIO

SHARES	SECURITY	VALUE
	Food & Staples Retailing — 4.0%

7,400	BJ’s Wholesale Club Inc.*	$253,524

20,100	Koninklijke Ahold NV(a)	247,039

8,500	Kroger Co.	224,485

2,200	Lawson Inc.(a)	126,879

3,000	Seven & I Holdings Co., Ltd.(a)	102,779

5,400	Sysco Corp.	123,876

10,430	Wal-Mart Stores Inc.	584,706

	Total Food & Staples Retailing	1,663,288

	Food Products — 3.1%

3,600	Archer-Daniels-Midland Co.	103,788

4,150	Aryzta AG(a)*	132,894

14,000	Nestle SA, Registered Shares(a)	551,776

4,160	Ralcorp Holdings, Inc.*	242,944

11,900	Unilever NV, CVA(a)	288,338

	Total Food Products	1,319,740

	Household Products — 1.6%

1,800	Colgate-Palmolive Co.	123,372

8,923	Procter & Gamble Co.	551,620

	Total Household Products	674,992

	Tobacco — 3.1%

17,590	Altria Group Inc.	264,906

21,200	British American Tobacco PLC(a)	550,847

11,430	Philip Morris International Inc.	497,319

	Total Tobacco	1,313,072

	TOTAL CONSUMER STAPLES	5,186,705

ENERGY — 11.0%

	Energy Equipment & Services — 0.9%

3,200	Diamond Offshore Drilling Inc.	188,608

5,900	ENSCO International Inc.	167,501

	Total Energy Equipment & Services	356,109

	Oil, Gas & Consumable Fuels — 10.1%
79,320	BP PLC(a)	607,773

5,900	Chevron Corp.	436,423

7,285	ConocoPhillips	377,363

13,200	Eni SpA(a)	312,786

4,800	Enterprise GP Holdings LP	83,664

15,850	Exxon Mobil Corp.	1,265,306

See Notes to Financial Statements.

12   Legg Mason Partners Variable Global Equity Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE GLOBAL EQUITY PORTFOLIO

SHARES	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 10.1% continued

13,400	Gazprom OAO, ADR(a)	$192,062

20,300	Royal Dutch Shell PLC, Class A Shares	529,087

8,290	Total SA(a)	451,951

	Total Oil, Gas & Consumable Fuels	4,256,415

	TOTAL ENERGY	4,612,524

FINANCIALS — 16.5%

	Commercial Banks — 6.5%

13,900	Banco Bilbao Vizcaya Argentaria SA(a)	170,560

52,100	Banco Santander Central Hispano SA(a)	502,824

5,010	Bank of Hawaii Corp.	226,302

4,600	Bank of Nova Scotia	124,120

3,800	BNP Paribas SA(a)	160,460

2,540	Cullen/Frost Bankers Inc.	128,727

43,950	HSBC Holdings PLC(a)	420,655

600	Mitsubishi UFJ Financial Group Inc.(a)	3,723

4,521	National Bank of Greece SA(a)	83,730

6,350	Royal Bank of Canada	185,691

25	Sumitomo Mitsui Financial Group Inc.(a)	113,326

12,500	Wells Fargo & Co.	368,500

23,363	Westpac Banking Corp.(a)	278,221

	Total Commercial Banks	2,766,839
	Diversified Financial Services — 0.7%

9,385	JPMorgan Chase & Co.	295,909

	Insurance — 7.4%
3,800	ACE Ltd.	201,096

5,000	AFLAC Inc.	229,200

2,200	Aon Corp.	100,496

4,300	AXA(a)	95,867

2,800	Chubb Corp.	142,800

400	Fairfax Financial Holdings Ltd.	126,367

4,400	Marsh & McLennan Cos. Inc.	106,788

900	Mitsui Sumitomo Insurance Group Holdings Inc.(a)	28,704

15,450	QBE Insurance Group Ltd.(a)	280,844

40	Sony Financial Holdings Inc.(a)	153,608

7,000	T&D Holdings Inc.(a)	293,513

4,900	Tokio Marine Holdings Inc.(a)	143,581

7,750	Travelers Cos. Inc.	350,300

See Notes to Financial Statements.

Legg Mason Partners Variable Global Equity Portfolio 2008 Annual Report   13

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE GLOBAL EQUITY PORTFOLIO

SHARES	SECURITY	VALUE
	Insurance — 7.4% continued

24,300	Unum Group	$451,980

1,850	Zurich Financial Services AG(a)	401,589

	Total Insurance	3,106,733
	Real Estate Investment Trusts (REITs) — 1.3%

5,900	Annaly Capital Management Inc.	93,633

3,100	Equity Residential	92,442

6,500	Highwoods Properties Inc.	177,840

2,400	Public Storage Inc.	190,800

	Total Real Estate Investment Trusts (REITs)	554,715

	Real Estate Management & Development — 0.6%

4,600	Daito Trust Construction Co., Ltd.(a)	240,862

	TOTAL FINANCIALS	6,965,058

HEALTH CARE — 11.7%

	Biotechnology — 2.1%

7,300	Amgen Inc.*	421,575

2,800	Genentech Inc.*	232,148

5,150	Gilead Sciences Inc.*	263,371

	Total Biotechnology	917,094

	Health Care Providers & Services — 0.3%

2,200	Express Scripts Inc.*	120,956

	Pharmaceuticals — 9.3%

4,100	Abbott Laboratories	218,817

10,600	AstraZeneca PLC(a)	429,498

10,500	Bristol-Myers Squibb Co.	244,125

7,850	CSL Ltd.(a)	185,366

28,600	GlaxoSmithKline PLC(a)	530,942

8,900	H. Lundbeck A/S(a)	184,751

6,000	Johnson & Johnson	358,980

9,400	Novartis AG, Registered Shares(a)	470,982

30,900	Pfizer Inc.	547,239

2,400	Roche Holding AG(a)	369,441

5,800	Sanofi-Aventis(a)	368,380

	Total Pharmaceuticals	3,908,521

	TOTAL HEALTH CARE	4,946,571

See Notes to Financial Statements.

14   Legg Mason Partners Variable Global Equity Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE GLOBAL EQUITY PORTFOLIO

SHARES	SECURITY	VALUE
INDUSTRIALS — 10.2%

	Aerospace & Defense — 2.3%

23,500	BAE Systems PLC(a)	$128,081

68,200	Bombardier Inc., Class B Shares	245,840

2,500	Goodrich Corp.	92,550

6,600	Raytheon Co.	336,864

4,100	Zodiac SA(a)	149,219

	Total Aerospace & Defense	952,554

	Airlines — 0.3%

16,000	Singapore Airlines Ltd.(a)	125,599

	Building Products — 0.5%

4,100	Compagnie de Saint-Gobain(a)	193,377

	Commercial Services & Supplies — 0.6%

30,000	G4S PLC(a)	89,035

21,800	Securitas AB, Class B Shares(a)	178,939

	Total Commercial Services & Supplies	267,974

	Construction & Engineering — 0.2%

2,100	ACS, Actividades de Construccion y Servicios, SA(a)	96,536

	Industrial Conglomerates — 1.6%

3,200	3M Co.	184,128

15,175	General Electric Co.	245,835

2,950	Siemens AG, Registered Shares(a)	220,957

	Total Industrial Conglomerates	650,920

	Machinery — 0.3%

2,500	Flowserve Corp.	128,750
	Road & Rail — 2.5%

1,500	Burlington Northern Santa Fe Corp.	113,565

7,700	CSX Corp.	250,019

28,000	Nippon Express Co., Ltd.(a)	117,817

7,100	Norfolk Southern Corp.	334,055

5,200	Union Pacific Corp.	248,560

	Total Road & Rail	1,064,016

	Trading Companies & Distributors — 1.9%
10,900	Bunzl PLC(a)	93,037

57,000	Marubeni Corp.(a)	217,252

15,200	Mitsubishi Corp.(a)	213,384

173,000	Noble Group Ltd.(a)	123,909

See Notes to Financial Statements.

Legg Mason Partners Variable Global Equity Portfolio 2008 Annual Report   15

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE GLOBAL EQUITY PORTFOLIO

SHARES	SECURITY	VALUE
	Trading Companies & Distributors — 1.9% continued

18,100	Sumitomo Corp.(a)	$159,520

	Total Trading Companies & Distributors	807,102

	TOTAL INDUSTRIALS	4,286,828

INFORMATION TECHNOLOGY — 11.1%
	Communications Equipment — 1.5%

26,500	Cisco Systems Inc.*	431,950

5,800	QUALCOMM Inc.	207,814

	Total Communications Equipment	639,764

	Computers & Peripherals — 3.7%

3,200	Apple Inc.*	273,120

14,600	Dell Inc.*	149,504

12,350	Hewlett-Packard Co.	448,181

5,850	International Business Machines Corp.	492,336

14,000	NCR Corp.*	197,960

	Total Computers & Peripherals	1,561,101

	Electronic Equipment, Instruments & Components — 0.3%

2,000	Mettler-Toledo International Inc.*	134,800

	IT Services — 1.6%

9,400	Accenture Ltd., Class A Shares	308,226

2,050	Affiliated Computer Services Inc., Class A Shares*	94,198

3,700	Computer Sciences Corp.*	130,018

2,800	Hewitt Associates Inc., Class A Shares*	79,464

600	MasterCard Inc., Class A Shares	85,758

	Total IT Services	697,664

	Semiconductors & Semiconductor Equipment — 1.1%

9,700	Altera Corp.	162,087

37,400	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	295,460

	Total Semiconductors & Semiconductor Equipment	457,547

	Software — 2.9%

5,000	BMC Software Inc.*	134,550

11,200	CA Inc.	207,536

38,870	Microsoft Corp.	755,633

5,700	Synopsys Inc.*	105,564

	Total Software	1,203,283

	TOTAL INFORMATION TECHNOLOGY	4,694,159

See Notes to Financial Statements.

16   Legg Mason Partners Variable Global Equity Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE GLOBAL EQUITY PORTFOLIO

SHARES	SECURITY	VALUE
MATERIALS — 5.0%

	Chemicals — 2.1%

1,900	Air Liquide SA(a)	$173,840

4,600	Akzo Nobel NV(a)	189,692

3,400	Koninklijke DSM NV(a)	87,155

1,700	Potash Corp. of Saskatchewan Inc.	123,303

1,100	Syngenta AG(a)	213,104

1,100	Wacker Chemie AG(a)	116,981

	Total Chemicals	904,075

	Construction Materials — 0.4%

5,900	CRH PLC(a)	148,902

	Containers & Packaging — 0.8%

23,050	Amcor Ltd.(a)	93,684

3,600	Ball Corp.	149,724

3,600	Bemis Co. Inc.	85,248

	Total Containers & Packaging	328,656

	Metals & Mining — 1.7%

31,200	BHP Billiton PLC(a)	587,710

4,400	ThyssenKrupp AG(a)	118,987

	Total Metals & Mining	706,697

	TOTAL MATERIALS	2,088,330

TELECOMMUNICATION SERVICES — 8.1%

	Diversified Telecommunication Services — 6.8%

11,658	AT&T Inc.	332,253

8,200	Chunghwa Telecom Co., Ltd., ADR	127,920

13,100	France Telecom SA(a)	366,422

18,100	Koninklijke KPN NV(a)	262,466

72	Nippon Telegraph & Telephone Corp.(a)	398,862

20,106	Telefonica SA(a)	450,685

122,100	Telstra Corp., Ltd.(a)	326,936

17,100	Verizon Communications Inc.	579,690

	Total Diversified Telecommunication Services	2,845,234

	Wireless Telecommunication Services — 1.3%

9,800	America Movil SAB de CV, Series L Shares, ADR	303,702

18	KDDI Corp.(a)	128,203

8,400	Turkcell Iletisim Hizmetleri AS, ADR	122,472

	Total Wireless Telecommunication Services	554,377

	TOTAL TELECOMMUNICATION SERVICES	3,399,611

See Notes to Financial Statements.

Legg Mason Partners Variable Global Equity Portfolio 2008 Annual Report   17

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE GLOBAL EQUITY PORTFOLIO

SHARES	SECURITY	VALUE
UTILITIES — 5.3%

	Electric Utilities — 2.1%

4,000	Edison International	$128,480

37,200	Enel SpA(a)	237,898

2,500	Entergy Corp.	207,825

3,800	FirstEnergy Corp.	184,604

4,200	Tokyo Electric Power Co. Inc.(a)	140,234

	Total Electric Utilities	899,041

	Gas Utilities — 0.5%

49,700	Centrica PLC(a)	190,982

	Multi-Utilities — 2.7%

7,680	Dominion Resources Inc.	275,251

3,200	DTE Energy Co.	114,144

7,400	GDF Suez(a)	366,500

2,050	RWE AG(a)	184,288

4,400	Sempra Energy(a)	187,572

	Total Multi-Utilities	1,127,755

	TOTAL UTILITIES	2,217,778

	TOTAL COMMON STOCKS (Cost — $48,705,912)	41,608,140

PREFERRED STOCKS — 0.3%

MATERIALS — 0.3%

	Metals & Mining — 0.3%

11,000	Cia Vale do Rio Doce(a) (Cost — $141,865)	115,565

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $48,847,777)	41,723,705

FACE
AMOUNT
SHORT-TERM INVESTMENT — 0.4%

	Repurchase Agreement — 0.4%

$168,000	State Street Bank & Trust Co. dated 12/31/08, 0.005% due 1/2/09; Proceeds at maturity — $168,000; (Fully collateralized by U.S. Treasury Bill, 0.000% due 7/30/09; Market value — $174,703) (Cost — $168,000)	168,000

	TOTAL INVESTMENTS — 99.5% (Cost — $49,015,777#)	41,891,705

	Other Assets in Excess of Liabilities — 0.5%	228,550

	TOTAL NET ASSETS — 100.0%	$42,120,255

See Notes to Financial Statements.

18   Legg Mason Partners Variable Global Equity Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE GLOBAL EQUITY PORTFOLIO

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $49,275,532.

Abbreviations used in this schedule:

ADR — American Depositary Receipt
CVA — Certification van aandelen (Share Certificates)
FDR — Foreign Depositary Receipt

SUMMARY OF INVESTMENTS BY COUNTRY† (unaudited)

United States	49.3%

United Kingdom	9.9%

Japan	7.5%

France	6.1%

Switzerland	5.9%

Netherlands	4.1%

Spain	2.9%

Australia	2.8%

Canada	1.9%

Germany	1.5%

Italy	1.3%

Bermuda	1.0%

Taiwan	1.0%

Greece	0.8%

Mexico	0.7%

Russia	0.5%

Denmark	0.4%

Sweden	0.4%

Ireland	0.4%

Singapore	0.3%

Luxembourg	0.3%

Turkey	0.3%

Brazil	0.3%

Short-term investment	0.4%

100.0%

†	As a percentage of total investments. Please note that Portfolio holdings are as of December 31, 2008 and are subject to change.

See Notes to Financial Statements.

Legg Mason Partners Variable Global Equity Portfolio 2008 Annual Report   19

Statement of assets and liabilities
December 31, 2008

ASSETS:

Investments, at value (Cost — $49,015,777)	$41,891,705

Foreign currency, at value (Cost — $1,217)	1,212

Cash	139

Receivable for securities sold	2,021,588

Dividends receivable	95,784

Receivable from investment manager	9,047

Prepaid expenses	1,797

Total Assets	44,021,272

LIABILITIES:

Payable for securities purchased	1,819,403

Payable for Portfolio shares repurchased	2,424

Trustees’ fees payable	169

Accrued expenses	79,021

Total Liabilities	1,901,017

TOTAL NET ASSETS	$42,120,255

NET ASSETS:

Par value (Note 4)	$46

Paid-in capital in excess of par value	67,114,125

Undistributed net investment income	1,172,958

Accumulated net realized loss on investments and foreign currency transactions	(19,041,562)

Net unrealized depreciation on investments and foreign currencies	(7,125,312)

TOTAL NET ASSETS	$42,120,255

Shares Outstanding:	4,581,268

Net Asset Value:	$9.19

See Notes to Financial Statements.

20   Legg Mason Partners Variable Global Equity Portfolio 2008 Annual Report

Statement of operations
For the Year Ended December 31, 2008

INVESTMENT INCOME:

Dividends	$2,006,762

Interest	8,636

Less: Foreign taxes withheld	(120,129)

Total Investment Income	1,895,269

EXPENSES:

Investment management fee (Note 2)	506,155

Distribution fees (Note 2)	168,718

Shareholder reports	109,063

Legal fees	53,963

Custody fees	35,869

Audit and tax	32,659

Trustees’ fees	4,009

Insurance	3,276

Transfer agent fees	98

Miscellaneous expenses	2,249

Total Expenses	916,059

Less: Fee waivers and/or expense reimbursements (Note 2)	(241,187)

Net Expenses	674,872

NET INVESTMENT INCOME	1,220,397

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):

Net Realized Loss From:

Investment transactions	(18,898,235)

Foreign currency transactions	(18,880)

Net Realized Loss	(18,917,115)

Change in Net Unrealized Appreciation/Depreciation From:

Investments	(15,540,401)

Foreign currencies	(1,091)

Change in Net Unrealized Appreciation/Depreciation	(15,541,492)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(34,458,607)

DECREASE IN NET ASSETS FROM OPERATIONS	$(33,238,210)

See Notes to Financial Statements.

Legg Mason Partners Variable Global Equity Portfolio 2008 Annual Report   21

Statements of changes in net assets

FOR THE YEARS ENDED DECEMBER 31,	2008	2007
OPERATIONS:

Net investment income	$1,220,397	$764,899

Net realized gain (loss)	(18,917,115)	12,974,024

Change in net unrealized appreciation/depreciation	(15,541,492)	(9,097,173)

Increase (Decrease) in Net Assets From Operations	(33,238,210)	4,641,750

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(50,008)	(525,010)

Net realized gains	(9,079,587)	(4,490,658)

Decrease in Net Assets From Distributions to Shareholders	(9,129,595)	(5,015,668)

PORTFOLIO SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	2,975,975	6,132,428

Reinvestment of distributions	9,129,595	5,015,668

Cost of shares repurchased	(19,619,738)	(14,209,422)

Decrease in Net Assets From Portfolio Share Transactions	(7,514,168)	(3,061,326)

DECREASE IN NET ASSETS	(49,881,973)	(3,435,244)

NET ASSETS:

Beginning of year	92,002,228	95,437,472

End of year*	$42,120,255	$92,002,228

* Includes undistributed net investment income of	$1,172,958	$21,449

See Notes to Financial Statements.

22   Legg Mason Partners Variable Global Equity Portfolio 2008 Annual Report

Financial highlights

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:

	2008[1]	2007[1]	2006[1]	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$17.82	$17.95	$16.17	$15.44	$14.11

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.25	0.15	0.15	0.10	0.07

Net realized and unrealized gain (loss)	(6.89)	0.74	2.31	0.91	1.38

Total income (loss) from operations	(6.64)	0.89	2.46	1.01	1.45

LESS DISTRIBUTIONS FROM:

Net investment income	(0.01)	(0.11)	(0.21)	(0.11)	(0.07)

Net realized gains	(1.98)	(0.91)	(0.47)	(0.17)	(0.05)

Total distributions	(1.99)	(1.02)	(0.68)	(0.28)	(0.12)

NET ASSET VALUE, END OF YEAR	$9.19	$17.82	$17.95	$16.17	$15.44

Total return[2]	(41.32)%	4.91%	15.20%	6.54%	10.25%

NET ASSETS, END OF YEAR (000s)	$42,120	$92,002	$95,437	$82,564	$49,381

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	1.36%	1.16%	1.15%[3]	1.15%	1.28%

Net expenses[4,5]	1.00	0.88	0.87 [3]	0.90	1.00

Net investment income	1.81	0.80	0.88	0.64	0.75

PORTFOLIO TURNOVER RATE	157%	81%	18%	18%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would have been 1.09% and 0.84%, respectively.

[4]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.00%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Variable Global Equity Portfolio 2008 Annual Report   23

Notes to financial statements

1.	Organization and significant accounting policies
Legg Mason Partners Variable Global Equity Portfolio (the “Portfolio”) is a separate diversified series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio may value these securities at fair value as determined in accordance with the procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective January 1, 2008, the Portfolio adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

24   Legg Mason Partners Variable Global Equity Portfolio 2008 Annual Report

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

SIGNIFICANT
			OTHER SIGNIFICANT	UNOBSERVABLE
		QUOTED PRICES	OBSERVABLE INPUTS	INPUTS
	DECEMBER 31, 2008	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Investments in securities	$41,891,705	$23,464,090	$17,915,427	$512,188

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN
SECURITIES
Balance as of December 31, 2007	—

Accrued premiums/discounts	—

Realized gain (loss)	—

Change in unrealized appreciation (depreciation)	—

Net purchases (sales)	—

Transfers in and/or out of Level 3	$512,188

Balance as of December 31, 2008	$512,188

(b) Repurchase agreements. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Legg Mason Partners Variable Global Equity Portfolio 2008 Annual Report   25

Notes to financial statements continued

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign risk. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Portfolio’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Portfolio is generally comprised of net

26   Legg Mason Partners Variable Global Equity Portfolio 2008 Annual Report

investment income, capital gains, and return of capital. It is the policy of the Portfolio to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Portfolio’s records in the year in which they are reported by the REITs.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET	ACCUMULATED NET
	INVESTMENT INCOME	REALIZED LOSS
(a)	$(18,880)	$18,880

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Effective April 28, 2008, Batterymarch Financial Management, Inc. (“Batterymarch”) became the Portfolio’s new subadviser. Prior to April 28, 2008, ClearBridge Advisors, LLC (“ClearBridge”) was the

Legg Mason Partners Variable Global Equity Portfolio 2008 Annual Report   27

Notes to financial statements continued

Portfolio’s subadviser. LMPFA, Batterymarch and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to Batterymarch the day-to-day portfolio management of the Portfolio, except for the management of cash and short-term instruments. For its services, effective April 28, 2008, LMPFA pays Batterymarch 70% of the net management fee it receives from the Portfolio. For it services, prior to April 28, 2008, LMPFA paid ClearBridge 70% of the net management fee it received from the Portfolio.

During the year ended December 31, 2008, the Portfolio had a voluntary expense limitation in place of 1.00%.

During the year ended December 31, 2008, LMPFA waived a portion of its fee in the amount of $72,469.

The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Portfolio’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

The Portfolio has adopted a Rule 12b-1 distribution plan and under that plan, the Portfolio pays a distribution fee calculated at the annual rate of 0.25% of the Portfolio’s average daily net assets. Distribution fees are accrued daily and paid monthly.

During the year ended December 31, 2008, LMIS waived all of its distribution fees for the Portfolio, resulting in waivers of $168,718. The distribution plan fee waiver can be terminated at any time.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

28   Legg Mason Partners Variable Global Equity Portfolio 2008 Annual Report

3. Investments
During the year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$106,166,540

Sales	121,424,364

At December 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,497,656

Gross unrealized depreciation	(8,881,483)

Net unrealized depreciation	$(7,383,827)

4.	Shares of Beneficial Interest
At December 31, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Prior to April 27, 2007, the Trust had an unlimited number of shares authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2008	DECEMBER 31, 2007
Shares sold	221,372	331,750

Shares issued on reinvestment	631,806	279,420

Shares repurchased	(1,434,942)	(765,822)

Net decrease	(581,764)	(154,652)

5.	Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2008	2007
Distributions Paid From:
Ordinary income	$50,008	$585,870

Net long-term capital gains	9,079,587	4,429,798

Total distributions paid	$9,129,595	$5,015,668

Legg Mason Partners Variable Global Equity Portfolio 2008 Annual Report   29

Notes to financial statements continued

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,228,899

Capital loss carryforward*	(9,782,967)

Other book/tax temporary differences(a)	(9,054,781)

Unrealized appreciation/(depreciation)(b)	(7,385,067)

Total accumulated earnings/(losses) — net	$(24,993,916)

*	As of December 31, 2008, the Portfolio had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
12/31/2016	$(9,782,967)

This amount will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

6.	Regulatory matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Portfolio, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also

30   Legg Mason Partners Variable Global Equity Portfolio 2008 Annual Report

found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ Boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Variable Global Equity Portfolio 2008 Annual Report   31

Notes to financial statements continued

7.	Legal matters
Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Portfolio and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges

32   Legg Mason Partners Variable Global Equity Portfolio 2008 Annual Report

similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 6. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

8.	Recent accounting pronouncement
In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statements and related disclosures.

Legg Mason Partners Variable Global Equity Portfolio 2008 Annual Report   33

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Variable Global Equity Portfolio, a series of Legg Mason Partners Variable Equity Trust, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Variable Global Equity Portfolio as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 16, 2009

34   Legg Mason Partners Variable Global Equity Portfolio 2008 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the Legg Mason Partners Variable Global Equity Portfolio’s (the “Fund”) management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Batterymarch Financial Management, Inc. (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason

Legg Mason Partners Variable Global Equity Portfolio   35

Board approval of management and subadvisory agreements (unaudited) continued

Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance
The Board received and reviewed performance information for the Fund and for all global core funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three- and five-year periods ended June 30, 2008. The Fund performed better than the median for the one-year period and below

36   Legg Mason Partners Variable Global Equity Portfolio

the median for the three- and five-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2008, which showed the Fund’s performance was below the Lipper category average during the third quarter. The Board noted that a new portfolio management team assumed responsibility for managing the Fund in April 2008. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios
The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with

Legg Mason Partners Variable Global Equity Portfolio   37

Board approval of management and subadvisory agreements (unaudited) continued

those of a group of six global core funds underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all global core funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was lower than the median of management fees paid by the other funds in the Expense Group and lower than the average management fee paid by the other funds in the Expense Universe, and that the Fund’s actual total expense ratio was at the median of the total expense ratios of the funds in the Expense Group and was lower than the average total expense ratio of the other funds in the Expense Universe.

Manager profitability
The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

38   Legg Mason Partners Variable Global Equity Portfolio

Other benefits to the manager
The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason Partners Variable Global Equity Portfolio   39

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Legg Mason Partners Variable Global Equity Portfolio (the “Portfolio”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
PAUL R. ADES c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue, New York, NY 10018

Birth year	1940

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

ANDREW L. BREECH c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1952

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

40   Legg Mason Partners Variable Global Equity Portfolio

DWIGHT B. CRANE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Independent Consultant (since 1969); formerly, Professor, Harvard Business School (from 1969 to 2007)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

ROBERT M. FRAYN, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1934

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

FRANK G. HUBBARD c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1993

Principal occupation(s) during past five years	President, Avatar International, Inc. (business development) (since 1998)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

Legg Mason Partners Variable Global Equity Portfolio   41

Additional information (unaudited) continued
Information about Trustees and Officers

HOWARD J. JOHNSON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present

Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

DAVID E. MARYATT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1936

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

JEROME H. MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1995

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

42   Legg Mason Partners Variable Global Equity Portfolio

KEN MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1942

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer) (since 1963)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

JOHN J. MURPHY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1944

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	President, Murphy Capital Management (investment advice) (since 1983)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	Director, Nicholas Applegate funds; Trustee, Consulting Group Capital Markets Funds; formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (from 1983 to 2003)

THOMAS F. SCHLAFLY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1948

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	Director, Citizens National Bank of Greater St. Louis, Maplewood, MO (since 2006)

Legg Mason Partners Variable Global Equity Portfolio   43

Additional information (unaudited) continued
Information about Trustees and Officers

JERRY A. VISCIONE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1944

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1993

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/ Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and CitiFund Management Inc. (“CFM”) (from 2002 to 2005); formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)

Number of portfolios in fund complex over- seen by Trustee	146

Other board member- ships held by Trustee	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

44   Legg Mason Partners Variable Global Equity Portfolio

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2006

Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005);

JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1968

Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2006/2008

Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2003

Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2000

Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

Legg Mason Partners Variable Global Equity Portfolio   45

Additional information (unaudited) continued
Information about Trustees and Officers

STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2005

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

46   Legg Mason Partners Variable Global Equity Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2008:

Record date:	6/18/2008

Payable date:	6/19/2008

Dividends qualifying for the dividends received deduction for corporations	88.07%

Long-term capital gain dividend	$1.982279

Please retain this information for your records.

Legg Mason Partners Variable Global Equity Portfolio   47

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Legg Mason Partners Variable Global Equity Portfolio

Trustees

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
R. Jay Gerken, CFA
  Chairman
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent

PNC Global Investment Servicing
4400 Computer Drive
Westborough, Massachusetts 01581

Independent registered public
accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

Legg Mason Partners Variable Global Equity Portfolio
The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS VARIABLE GLOBAL EQUITY PORTFOLIO
Legg Mason Partners Funds
55 Water Street
New York, New York 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolio, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Variable Global Equity Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC
Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010724 2/09 SR09-740

NOT PART OF THE ANNUAL REPORT

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2007 and December 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $183,300 in 2007 and $229,100 in 2008.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $36,000 in 2007 and $12,900 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Equity Trust.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $35,900 in 2007 and $42,850 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. The fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust were $25,500 in 2007 and $0 in 2008. These fees consisted of procedures performed in connection with the mergers of the Legg Mason Partners funds on August 27, 2007
All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2008.
(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione
b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
     Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
     Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
     Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
     Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
     (a) (1)  Code of Ethics attached hereto.
     Exhibit 99.CODE ETH
     (a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
     Exhibit 99.CERT
    (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
    Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken

R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust
Date: March 5, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust
Date: March 5, 2009

By:	/s/ Kaprel Ozsolak

Kaprel Ozsolak
Chief Financial Officer of
Legg Mason Partners Variable Equity Trust
Date: March 5, 2009